Exhibit 99.2

FIRST QUARTER 2026 May 12, 2026

2 FORWARD-LOOKING STATEMENTS Please note that in this presentation we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company’s Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. 2

TODAY’S PRESENTERS 3 WARREN KANDERS CEO and Chairman of the Board BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer

4 AGENDA • Q1 Highlights • Business Overview • M&A Execution • Financial Summary • Full Year Outlook • Conclusion and Q&A

5 CONTINUED EXECUTION IN Q1 Pricing Growth: Exceeded target Q1 Mix: Unfavorable mix driven by Armor, Nuclear and Distribution Orders Backlog: Q1 backlog increased $166M sequentially primarily due to the blast attenuation seat contract award and TYR acquisition, as well as strong demand in duty gear and armor M&A Execution: Acquired Alien Gear Holsters in April 2026 Healthy M&A Funnel: Continuing to actively evaluate pipeline of opportunities Returned Capital to Shareholders: Declared 18th consecutive quarterly dividend Commentary: Cadre continues to deliver on strategic objectives and capitalize on favorable market trends driving strong demand for mission-critical safety equipment

6 LONG-TERM INDUSTRY TAILWINDS SUPPORTING SUSTAINABLE GROWTH OPPORTUNITY Commercial nuclear energy renaissance Ongoing and expanding national defense initiatives Environmental management to address nuclear clean up Catalysts drive steady, recurring demand Resilient and growing spend worldwide Rising safety threats globally Public Safety Tailwinds Nuclear Safety Tailwinds

7 LATEST MARKET TRENDS: CORE L.E. Admin has demonstrated commitment to prioritizing public safety but growing focus on balancing state and local budgets Environments within conflict zones have not changed at this point to allow for unexploded ordnance cleanup While overall consumer demand for handguns is down, Cadre has benefited from strong brand awareness and new products, driving market share gains and growth in this channel Successful new product launches over the past 2+ years continue to provide customers with new options in the market U.S. Law Enforcement Geopolitical Landscape Consumer New Products/ Innovation

8 LATEST MARKET TRENDS: NUCLEAR Suspension of plutonium downblending program represents near-term headwind, but billions still committed annually to support mission-critical/mandated initiatives Geopolitical uncertainties driving weapons modernization and production “Follow the fuel” strategy continues to generate significant opportunities tied to new nuclear economy Activity across nuclear sector remains robust driven by expanded government and commercial programs Environmental Management National Defense Commercial Nuclear

9 RECORD ORDERS BACKLOG OF $355 MILLION Backlog growth represents an important forward indicator and gives us confidence in FY outlook Q4 Backlog: $189M Q1 Backlog: $355M Organic blast seat contract Core organic armor & duty gear TYR acquisition + $87M + $22M + $57M

10 • Including Alien Gear Holsters, completed seven acquisitions in line with disciplined and patient approach • Highly selective key criteria consistently met, focused on strong margins, leading and defensible market positions, recurring revenues and cash flows • Actively evaluating robust funnel of opportunities in both nuclear and public safety markets M&A MOMENTUM

11 LATEST ACQUISITION OVERVIEW Acquired Alien Gear Holsters and certain assets from Tedder Industries, LLC, through a court-supervised bankruptcy auction. Highlights & Strategic Rationale • Leading manufacturer of holsters and gear for the consumer, law enforcement, military, and security markets • Purchase price of $10.3 million • Recognized holster brand with an established direct-to-consumer presence • Single site business located in Idaho with fully integrated injection molding and sewing capabilities • Kicked off with teams to develop strategies and action plans for functional, consumer, professional, and operational integrations Cadre’s Key M&A Criteria Met Leading market position Cost structure where material > labor Mission-critical to customer Strong consumer brand recognition Asset-light Attractive ROIC Niche market No large-cap competition Resiliency through market cycles

12 DISCIPLINED M&A STRATEGY Business Financial Market Leading market position Cost structure where material > labor High cost of substitution Leading and defensible technology Mission-critical to customer Strong brand recognition Recurring revenue profile Asset-light Attractive ROIC Niche market No large-cap competition Resiliency through market cycles Enter new markets / geographies Diversify and/or enhance category leadership Increase customer wallet share

13 Q1 FINANCIAL RESULTS

14 • Q1 net sales improved 19% y/y • Q1 2026 includes $2.6M of inventory step-up and $1M D&A related to Zircaloy and TYR FIRST QUARTER 2026 HIGHLIGHTS Q1 2026 Q4 2025 Q1 2025 NET SALES $155.4M $167.2M $130.1M GROSS MARGIN 38.7% 43.4% 43.1% NET INCOME $2.0M / $0.05 per diluted share $11.7M / $0.27 per diluted share $9.2M / $0.23 per diluted share ADJUSTED EBITDA 1 $21.1M $34.4M $20.5M ADJUSTED EBITDA MARGIN 1 13.6% 20.6% 15.8% 1A non-GAAP financial measure. See slide 24 for definitions and reconciliations to the nearest GAAP measures.

15 NET SALES AND ADJUSTED EBITDA NET SALES ($MM) ADJ. EBITDA1 ($MM) FY 2026 Guidance Range $736M to $758M % CAGR 15.7% % Y/Y GROWTH 22.4% at guidance midpoint % CAGR 17.3% % Y/Y GROWTH 24.0% at guidance midpoint 1A non-GAAP financial measure. See slide 24 for definitions and reconciliations to the nearest GAAP measures. $155.4M 1Q26 2023 2024 2025 2026 FY 2024 FY 2023 $567.6M $482.5M $130.1M 1Q25 FY 2025 $610.3M FY 2026 Guidance Range $736M to $758M $21.1M 1Q26 2023 2024 2025 2026 FY 2024 $104.8M FY 2023 $85.8M FY 2025 $111.7M $20.5M 1Q25 FY 2026 Guidance Range $136M to $141M

16 Q1 2026 CAPITAL STRUCTURE March 31, 2026 (in thousands) Cash and cash equivalents $ 41,272 Debt: Revolver $ 62,500 Current portion of long-term debt 16,263 Long-term debt 288,795 Capitalized discount/issuance costs (1,728) Total debt, net $ 365,830 Net debt (Total debt net of cash) $ 324,558 Total debt / Adj. EBITDA(1) 3.3x Net debt / Adj. EBITDA(1) 2.9x LTM Adj. EBITDA(1) $ 112,322 1A non-GAAP financial measure. See slide 24 for definitions and reconciliations to the nearest GAAP measures.

17 2026 MANAGEMENT OUTLOOK Attractive end markets and consistent execution driving growth 1A non-GAAP financial measure. See slide 24 for definitions and reconciliations to the nearest GAAP measures. FY 2026 GUIDANCE NET SALES $736M to $758M ADJ. EBITDA $136M to $141M CAPITAL EXPENDITURES $10M to $14M

18 CONCLUSION Execution in line with strategic objectives Ongoing implementation of Cadre operating model Committed to improving gross and Adj. EBITDA margins Capitalizing on strong macro tailwinds driving demand and visibility for Cadre's mission-critical products Executing on M&A pipeline, building capabilities and gaining exposure to new markets

19 APPENDIX

20 BALANCE SHEET UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) March 31, 2026 December 31, 2025 Assets Current assets Cash and cash equivalents $ 41,272 $ 122,898 Restricted cash 2,380 2,429 Accounts receivable, net of allowance for doubtful accounts of $300 and $273, respectively 111,292 110,607 Inventories 130,989 100,263 Prepaid expenses 15,782 14,574 Other current assets 17,049 15,095 Total current assets 318,764 365,866 Property and equipment, net of accumulated depreciation and amortization of $64,925 and $63,125, respectively 124,115 78,822 Operating lease assets 22,885 19,778 Deferred tax assets, net 4,731 4,816 Intangible assets, net 173,321 114,984 Goodwill 231,225 181,406 Other assets 4,695 4,359 Total assets $ 879,736 $ 770,031 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 39,901 $ 22,325 Accrued liabilities 82,387 61,066 Income tax payable 2,618 4,838 Current portion of long-term debt 16,263 16,266 Total current liabilities 141,169 104,495 Long-term debt 349,567 290,987 Long-term operating lease liabilities 14,969 15,039 Deferred tax liabilities 30,097 30,058 Other liabilities 7,818 11,648 Total liabilities 543,620 452,227 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of March 31, 2026 and December 31, 2025) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 42,797,451 and 42,160,656 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively) 4 4 Additional paid-in capital 305,897 282,570 Accumulated other comprehensive (loss) income (2,248) 460 Accumulated earnings 32,463 34,770 Total shareholders’ equity 336,116 317,804 Total liabilities, mezzanine equity and shareholders' equity $ 879,736 $ 770,031

21 UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) STATEMENT OF OPERATIONS Three Months Ended March 31, 2026 2025 Net sales $ 155,429 $ 130,106 Cost of goods sold 95,263 73,975 Gross profit 60,166 56,131 Operating expenses Selling, general and administrative 48,833 41,753 Restructuring and transaction costs 1,842 698 Related party expense 2,000 128 Total operating expenses 52,675 42,579 Operating income 7,491 13,552 Other expense Interest expense, net (4,271) (2,231) Other (expense) income, net (389) 1,287 Total other expense, net (4,660) (944) Income before provision for income taxes 2,831 12,608 Provision for income taxes (856) (3,360) Net income $ 1,975 $ 9,248 Net income per share: Basic $ 0.05 $ 0.23 Diluted $ 0.05 $ 0.23 Weighted average shares outstanding: Basic 42,558,154 40,618,554 Diluted 43,363,704 40,980,861

22 UNAUDITED (IN THOUSANDS) Three Months Ended March 31, 2026 2025 Cash Flows From Operating Activities: Net income $ 1,975 $ 9,248 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 5,728 3,856 Amortization of original issue discount and debt issue costs 241 500 Amortization of inventory step-up 2,559 — Deferred income taxes 78 533 Stock-based compensation 1,926 1,968 Remeasurement of contingent consideration (564) 331 Recoveries from losses on accounts receivable (329) (17) Unrealized foreign exchange transaction loss (gain) 643 (731) Other loss 217 41 Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable 10,255 10,633 Inventories (10,492) (9,143) Prepaid expenses and other assets (3,252) 1,340 Accounts payable and other liabilities 13,536 (1,168) Net cash provided by operating activities 22,521 17,391 Cash Flows From Investing Activities: Purchase of property and equipment (2,680) (1,309) Business acquisitions, net of cash acquired (153,553) — Net cash used in investing activities (156,233) (1,309) STATEMENT OF CASH FLOWS

23 UNAUDITED (IN THOUSANDS) Three Months Ended March 31 2026 2025 Cash Flows From Financing Activities: Proceeds from revolving credit facilities 62,500 — Principal payments on term loans (4,031) (2,813) Taxes paid in connection with employee stock transactions (1,241) (1,140) Dividends distributed (4,282) (3,859) Other (54) — Net cash provided by (used in) financing activities 52,892 (7,812) Effect of foreign exchange rates on cash, cash equivalents and restricted cash (855) 228 Change in cash, cash equivalents and restricted cash (81,675) 8,498 Cash, cash equivalents and restricted cash, beginning of period 125,327 124,933 Cash, cash equivalents and restricted cash, end of period $ 43,652 $ 133,431 Supplemental Disclosure of Cash Flows Information: Cash paid for income taxes, net $ 3,800 $ 2,017 Cash paid for interest $ 4,907 $ 3,527 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 418 $ 104 Non-cash consideration $ 31,647 $ — STATEMENT OF CASH FLOWS – CONTINUED

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Year ended December 31, 2025	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025	LTM March 31, 2026
Net income	$ 44,139	$ 1,975	$ 9,248	$ 36,866
Add back:				
Depreciation and amortization	18,633	5,728	3,856	20,505
Interest expense, net	12,480	4,271	2,231	14,520
Provision for income taxes	18,187	856	3,360	15,683
EBITDA	**$ 93,439**	**$ 12,830**	**$ 18,695**	**$ 87,574**
Add back:				
Restructuring and transaction costs[1]	8,696	3,842	698	11,840
Other expense (income), net[2]	(7,455)	389	(1,287)	(5,779)
Stock-based compensation expense[3]	12,239	1,926	1,968	12,197
Stock-based compensation payroll tax expense[4]	1,566	129	92	1,603
Amortization of inventory step-up[5]	1,296	2,559	—	3,855
Contingent consideration expense[6]	1,927	(564)	331	1,032
Adjusted EBITDA	**$ 111,708**	**$ 21,111**	**$ 20,497**	**$ 112,322**
Adjusted EBITDA margin[7]	**18.5 %**	**13.6 %**	**15.8 %**	

1. Reflects the "Restructuring and transaction costs" line item on our condensed consolidated statements of operations, which primarily includes transaction costs composed of legal and consulting fees. In addition, this line item reflects a $1.0 million fee paid to Kanders & Company, Inc. for services related to the acquisition of Zircaloy for the year ended December 31, 2025 and a $2.0 million fee paid to Kanders & Company, Inc. for services related to the acquisition of TYR for the three months ended March 31, 2026, which are included in related party expense in the Company's condensed consolidated statements of operations.
2. Reflects the "Other (expense) income, net" line item on our condensed consolidated statements of operations and primarily includes transaction gains and losses due to fluctuations in foreign currency exchange rates.
3. Reflects compensation expense related to equity classified stock-based compensation plans.
4. Reflects payroll taxes associated with vested stock-based compensation awards.
5. Reflects amortization expense related to the step-up inventory adjustment recorded as a result of our recent acquisitions.
6. Reflects contingent consideration expense related to the acquisition of ICOR and TYR.
7. Reflects adjusted EBITDA divided by net sales for the relevant periods.

CADRE HOLDINGS

24

25 The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The press release contains the non-GAAP measures: (i) earnings before interest, taxes, other income or expense, depreciation and amortization (“EBITDA”), (ii) Adjusted EBITDA and (iii) Adjusted EBITDA margin. The Company believes the presentation of these non-GAAP measures provides useful information for the understanding of its ongoing operations and enables investors to focus on period- over-period operating performance, and thereby enhances the user’s overall understanding of the Company’s current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures within this press release. We do not provide a reconciliation of the non-GAAP guidance measure Adjusted EBITDA for the fiscal year 2026 to net income for the fiscal year 2026, the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort, which affect net income but not Adjusted EBITDA. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies. USE OF NON-GAAP MEASURES